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                                                                 Exhibit 10.16

            THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
                     AGREEMENT DATED MARCH 2, 1999 BETWEEN
               BROWN BROTHERS HARRIMAN & CO., AS AGENT FOR ITSELF
                 AND FLEET NATIONAL BANK F/K/A BANKBOSTON, N.A.
                                       AND
                             HARVARD APPARATUS, INC.

         This Third Amendment to Amended and Restated Loan and Security Agreement (hereinafter, the "Amendment") is made as of this __ day of October, 2000 by and between HARVARD APPARATUS, INC.,a Massachusetts corporation with its principal executive office at 84 October Hill Road, Holliston, Massachusetts (hereinafter, the Borrower") and BROWN BROTHERS HARRIMAN & CO. (the "Agent"), as agent for itself and FLEET NATIONAL BANK f/k/a BankBoston, N.A., (hereinafter, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrower executed and delivered to the Agent a certain Amended and Restated Loan and Security Agreement dated March 2, 1999, as amended by Amendments dated as of December 31, 1999 and July 14, 2000 (hereinbefore and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrower a Revolving Credit in the original maximum principal amount of $3,750,000.00, Term Notes in the aggregate original principal amount of $2,100,000.00, and supplemental Term Notes in the aggregate original principal amount of $2,000,00.00; and

         WHEREAS, the Borrower has requested that the Lenders (i) amend the Loan Agreement to increase the maximum principal amount available under the Revolving Credit from $3,750,000.00 to $4,125,000.00, and (ii)otherwise amend the Loan Agreement as provided for herein; and

         WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Borrower has determined that this Amendment is in the Borrower's best interest.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Borrower hereby certifies to the Lenders that, to the best of the Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as

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modified by this Amendment, are true as of the date hereof and that no Event of
Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

         2. The Borrower acknowledges and agrees that the Borrower has no offsets, defenses, claims or counterclaims against the Lenders with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by Borrower to any of the Lenders in connection therewith and, to the extent that the Borrower has any such offsets, defenses, claims or counterclaims, the Borrower hereby affirmatively WAIVES any such offsets, defenses, claims or counterclaims and specifically RELEASES the Lenders for any such liability on account thereof.

         3. Section 1-1(b)(i)(A)of the Loan Agreement is hereby amended by deleting same in its entirety and substituting the following therefor:

                  "(A) Four Million One Hundred Twenty Five Thousand Dollars ($4,125,000.00),"

         4. Article 4 of the Loan Agreement is hereby amended by deleting the definition of "Commitment" set forth therein in its entirety and substituting the following therefor:

                  ""Commitment": $8,225,000.00 plus Acquisition Loans."

         5. Section 7-8 of the Loan Agreement is hereby amended, effective as of December 31, 1999, by deleting same in its entirety and substituting the following therefor:

                  "7-8. PROFITS. The Borrower's consolidated net income (exclusive of imputed interest on warrants and options) after taxes shall be no less than (a) $1,000,000.00 in fiscal year 1999, (b) $1,200,000.00 in fiscal year 2000, and (c)
                  $1,400,000.00 in fiscal year 2001, to be tested upon the earlier of (i) completion of the Borrower's annual audited financial statements, or (ii) on hundred (100) days following the end of the Borrower's fiscal year."

         6. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions:

                  (a) LOAN DOCUMENTS. The Agent shall have received this Amendment executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender.


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                  (b)      CORPORATE PROCEEDINGS OF BORROWER. The Agent shall
                           have received, with a counterpart for each Lender, resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment and all transactions contemplated hereby.

                  (c) OFFICER'S CERTIFICATE. The Borrower shall have delivered to the Agent an Officer's Certificate in the form of Exhibit A hereto.

                  (e) AMENDMENT TO MASTER NOTES. The Borrower shall have delivered to the Agent and the Lender an Amendment to each Master Note in form and substance satisfactory to the Agent to reflect the terms of this Amendment.

                  (f) ADDITIONAL ASSURANCES. The Borrower shall have delivered to the Agent such additional documents, instruments or agreements as the Agent may reasonably require in order to more fully confirm, vest and/or perfect the Agent's first perfected security interest in and to all collateral now or previously granted to the Agent more securely in the Agent and the Lenders and to otherwise give effect to the terms of this Amendment.

                  (g) FEES. The Borrower shall have paid to the Agent all fees and expenses due by the Borrower to the Agent and each Lender as well as all fees and expenses of the Agent's and/or any Lender's attorneys.

         7. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrower and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Borrower and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be a Lender, then by a duly authorized officer thereof.


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         8. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Borrower hereby ratifies and confirms all terms and conditions contained therein and further ratifies and reaffirms all representations and warranties made therein as of the date hereof.

         9. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

         10. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                                   HARVARD APPARATUS, INC.

                                            By: /s/ James Warren
                                                -------------------------------
                                            Title: CFO
                                                -------------------------------
ACKNOWLEDGED AND AGREED:

per pro BROWN BROTHERS HARRIMAN & CO.,
as Agent and as a Lender

By:
    --------------------------
Name: TIMOTHY T. TELMAN
      ------------------------
Title: VICE PRESIDENT
       -----------------------
FLEET NATIONAL BANK f/k/a
BankBoston, N.A.,
as a Lender

By:____________________________

Name:__________________________

Title:_________________________